Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
 of
Federated Government
 Income Securities Inc

In planning and
performing our audits
of the financial
statements of Federated
Government Income
Securities Inc the
Fund as of and for
the year ended February
29 2008 in accordance
with the standards of
the Public Company
Accounting Oversight
Board United States
we considered the Funds
internal control over
financial reporting
including controls
over safeguarding
securities as a basis
for designing our auditing
procedures for the
purpose of expressing
our opinion on the
financial statements
 and to
comply with the
requirements of
Form N-SAR but
not for the purpose
of expressing an
opinion on the
effectiveness of
the Funds internal
control over financial
reporting
Accordingly we
express no such opinion

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting In
fulfilling this
responsibility
estimates and
judgments by management
are required to assess
the expected benefits
and related costs
of controls A companys
internal control over
financial reporting is
a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting
principles  A funds
internal control over
financial reporting
includes those policies
and procedures that 1
pertain to the maintenance
of records that
in reasonable detail
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company 2
provide reasonable
assurance that the
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally
accepted accounting
principles and that
receipts and expenditures
of the company are
being made only in
accordance with
authorizations of
management and directors
of the
company and 3 provide
reasonable assurance
regarding prevention or
timely detection
of unauthorized
acquisition use or
disposition of a companys
assets that could have a
material effect on
the financial statements

Because of its inherent
limitations internal
control over financial
reporting may not
prevent or detect
misstatements
Also projections of any
evaluation of effectiveness
 to
future periods are subject
to the risk that controls
may become inadequate
because of
changes in conditions
or
that the degree of
compliance with the
policies or procedures
may deteriorate

A deficiency in
internal control
over financial
reporting exists
when the design or
operation of a
control does not
allow management
or employees in
the normal course of
performing their
assigned functions
to prevent or detect
misstatements on a
timely basis
A material weakness
is a deficiency or a
combination of
deficiencies in
internal control
over financial
reporting such
that there is a
reasonable possibility
that a material
misstatement of
the Funds annual
or interim financial
statements will not
be prevented
or detected on a
timely basis



Our consideration
 of the Funds internal
control over financial
reporting was for the
limited purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material weaknesses
under standards
established by the
Public Company
Accounting Oversight
Board United States
However we noted no
deficiencies in the
Funds internal
control over financial
 reporting
and its operation
including controls
over safeguarding
securities that we
consider to be a
material weakness
as defined above as
of February 29 2008

This report is
intended solely
for the information
and use of management
and the Board
of Trustees of the
Fund and the Securities
and Exchange Commission
and is not intended
to be and should not be
used by anyone other
 than these specified parties



Ernst Young LLP

Boston Massachusetts
April 17 2008